                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                                 July 15, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                           NATIONAL CITY CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      1-10074                34-1111088
----------------------------     ------------------------      -------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)




1900 East Ninth Street, Cleveland, Ohio                         44114-3484
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(Address of principal executive offices)                        (Zip Code)


                                 (216) 222-2000
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 7. EXHIBITS

(c) The following exhibits are being furnished herewith:

    Exhibit No.     Exhibit Description
    -----------     -------------------

       99.1         News release issued by National City Corporation dated
                    July 15, 2003

       99.2         Financial Supplement of National City Corporation


ITEM 9. REGULATION FD DISCLOSURE (ITEM 12 -- Results of Operations and Financial Condition)

On July 15, 2003, National City Corporation issued a news release announcing its financial results for the three- and six-month periods ended June 30, 2003 and included on its Web site at www.NationalCity.com its Financial Supplement, which contains additional financial information. The news release and the Financial Supplement are attached hereto as Exhibits 99.1 and 99.2, respectively. The news release and Financial Supplement are being furnished under both Item 9 - Regulation FD Disclosure - and Item 12 - Results of Operations and Financial Condition - of Form 8-K. The information disclosed pursuant to Item 12 is being furnished under Item 9 in accordance with the interim guidance issued by the SEC in Release No. 33-8216.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    National City Corporation
                                    ------------------------------------
                                               (Registrant)


Date: July 15, 2003                 By: /s/ David L. Zoeller
                                        ----------------------------------
                                        David L. Zoeller
                                        Executive Vice President and General
                                        Counsel